UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Independence Bancshares, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This proxy statement amendment updates and revises the information contained in our Proxy Statement dated September 15, 2015 (the “Proxy Statement”), pertaining to the 2015 Annual Meeting of Shareholders of Independence Bancshares, Inc. (the “Company”). We are filing this amendment in connection with the actions taken on September 25, 2015 including, without limitation, suspending development of our digital banking, payments and transaction services business and terminating the employment of those employees who were primarily engaged in developing this business, including Gordon A. Baird, our chief executive officer. For additional information, please see our Form 8-K filed on September 29, 2015.

This proxy statement amendment discloses that the size of the board was increased from seven to eight members and Lawrence R. Miller was appointed as director of the Company as of October 4, 2015. In addition, it discloses that the size of the board will be reduced from eight members to six members effective as of the Annual Meeting, that the board has nominated Mr. Miller for election at the meeting, and that the Board has withdrawn its nomination of Gordon A. Baird and Alvin G. Hageman as director candidates for a term ending at our 2016 annual meeting of shareholders. It also updates the time and location of the Annual Shareholder meeting as well as notes that Mr. Baird no longer serves as the Company’s chief executive officer. Mr. Miller was appointed as interim chief executive officer of the Company as of October 4, 2015. This proxy statement amendment also includes amended proxy cards reflecting the revised nominees for director and that Mr. Willumstad replaced Mr. Baird as an agent of the Company for purposes of voting proxies.

INDEPENDENCE BANCSHARES, INC.
500 East Washington Street
Greenville, South Carolina 29601

Amended Notice of Annual Meeting of Shareholders

Dear Fellow Shareholder:

On or about September 18, 2015, we mailed to you a definitive proxy statement (“Proxy Statement”) relating to the 2015 Annual Meeting of Shareholders of Independence Bancshares, Inc. (the “Company”), the holding company for Independence National Bank (the “Bank”).

Attached to this letter is an amendment to the Proxy Statement containing additional and updated information about the Company, the Annual Meeting, and the slate of board nominees. Please read this document carefully and in its entirety. We also encourage you to review carefully the Proxy Statement that was previously sent to you. You may also obtain additional information about the Company from documents we have filed with the Securities and Exchange Commission.

The record date for the Annual Meeting has not changed and will remain September 8, 2015. This means that only shareholders of record of our common stock or our convertible preferred stock, Series A at the close of business on September 8, 2015 are entitled to be present and to vote at the Annual Meeting.

If you have any questions or need assistance voting your shares, please contact us at Independence Bancshares, Inc., 500 East Washington Street, Greenville, South Carolina 29601, or (864) 672-1776 for any such request.

Thank you in advance for your cooperation and continued support.

Sincerely,

Robert B. Willumstad
Chairman of the Board

Greenville, South Carolina
October 5, 2015

INDEPENDENCE BANCSHARES, INC.
500 East Washington Street
Greenville, South Carolina 29601

Amendment to Proxy Statement for Annual Meeting of
Shareholders to be Held on November 4, 2015

Our board of directors is soliciting proxies for the 2015 Annual Meeting of Shareholders. This amendment to the Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. We encourage you to read it carefully.

We are paying for the costs of preparing and mailing the amended proxy materials and of reimbursing brokers and others for their expenses of forwarding copies of the proxy materials to our shareholders. Our officers and employees may assist in soliciting proxies. We are distributing this amendment to our Proxy Statement and yellow amended Proxy Cards on or about October 5, 2015.

Since mailing the Proxy Statement, certain information contained in the Proxy Statement has changed and we are providing you with updated disclosure. We are filing this amendment in connection with the actions taken by our board of directors on September 25, 2015 including, without limitation, suspending development of our digital banking, payments and transaction services business and terminating the employment of those employees who were primarily engaged in developing this business, including Gordon A. Baird, our chief executive officer. No employees of the Bank have been terminated, and there have been no material changes to the Bank's operations. Our board of directors will explore strategic alternatives for our payments business and our Company, including a reassessment of whether to purchase certain intellectual property assets from and assume certain liabilities of MPIB Holdings, LLC pursuant to a previously disclosed transaction which is subject to approval or non-objection by the Federal Reserve Bank of Richmond. Our board of directors has not decided whether the Company will engage in a transaction or transactions resulting from its consideration of strategic alternatives, and we can give no assurance that any transaction or transactions will occur or, if they do occur, we cannot predict the terms or timing of such a transaction or transactions. We do not intend to comment further publicly with respect to this assessment unless and until our board of directors has approved a specific transaction.

Accordingly, please be advised as follows:

1.	The Annual Meeting will not be held at The Harvard Club, 35 West 44th Street, New York, New York at 2:00 p.m. The Annual Meeting will be held at the office of our corporate counsel, Nelson Mullins Riley & Scarborough LLP, 104 South Main Street, Suite 900, Greenville, South Carolina 29601 at 8:30 a.m. local time.

2.	The Proxy Statement indicated that there would be seven candidates elected to the board of directors at the meeting. Subsequently, the board increased the size of the board from seven to eight members and appointed Lawrence R. Miller as a director of the Company as of October 4, 2015 in conjunction with his appointment as interim chief executive officer of the Company. In addition, at that time the board decreased the size of the board from eight members to six members effective as of the Annual Meeting. As a result, there will be only six candidates elected to the board of directors at the meeting. The board of directors has also withdrawn its nomination of Gordon A. Baird and Alvin G. Hageman as director candidates and their names will not appear on the ballot. Thus, the only six nominees for director for one-year terms ending at the Company’s 2016 annual meeting are as follows:

	Russell Echlov	Lawrence R. Miller
	H. Neel Hipp, Jr.	Keith Stock
	Adam G. Hurwich	Robert B. Willumstad

The board of directors recommends that you vote “FOR” each of the nominees listed above as directors.

3.

The biographies of the director nominees included in the Proxy Statement are amended to delete the biographies of Messrs. Baird and Hageman and to add the following biography for Mr. Miller:

Lawrence R. Miller, 68, serves as the Bank’s president and chief executive officer. Mr. Miller also served as the Company’s president and chief executive officer until December 31, 2012 and was appointed as interim chief executive officer of the Company as of October 4, 2015. He has over 41 years of banking experience, having held various positions in the banking industry since November 1971. He was most recently market chief executive officer for SouthTrust Bank from 1995 until he retired in March 2004. In June 2004 he joined our Bank. While with SouthTrust Bank, Mr. Miller successfully opened seven offices in 10 years. He has lived in Upstate South Carolina for over 40 years and has been actively involved in the community and its future planning. He has served as a trustee for the College of Charleston for thirteen years for which he chaired both the Audit and Finance Committees; and is past board chairman of Christ School, Arden, North Carolina for which he served as a trustee for ten years. Mr. Miller is a member of the South Carolina Bankers Association Council and a former board member of the South Carolina Bankers Association. He has served on both the economic development board of the Greenville Chamber of Commerce and the board of directors of the Greer Chamber of Commerce. Mr. Miller graduated from Newberry College, from the School of Banking of the South at Louisiana State University, and from the National Commercial Lending Graduate School at the University of Oklahoma. Mr. Miller currently serves on the Bank’s board of directors. Mr. Miller’s extensive knowledge of the Bank and the Company as well as his ties to the Greenville community led the board to conclude that he should serve as a director of the Company. He has served as a director of the Company since October 4, 2015 and previously served as a director of the Company from October 2004 to May 2013.

4.	The biography of Russell Echlov is amended to add his service as an investment advisor for Spring Hill Capital, LLC since 2010 as follows:

Russell Echlov, 40, director, has served as an assistant portfolio manager with Mendon Capital Advisors Corp. and RMB Capital Management, LLC since April 2014. RMB Capital Management LLC is the investment adviser to certain private funds whose strategy focus on the banking and financial services sectors. Prior to that time, he was employed as an investment advisor for Spring Hill Capital, LLC from 2010 until January 2014. He is an experienced institutional investor with knowledge of banking and financial services and is a graduate of Dartmouth College. Mr. Echlov’s extensive experience as an institutional investor in banks and other financial institutions led the board to conclude that he should serve as a director of the Company. He has served as a director of the Company since May 2015.

5.	The Proxy Cards of the Company have been updated for the changes in 1 and 2 above. Please note the amended Proxy Cards enclosed with this amendment are yellow.

6.	Mr. Baird is no longer chief executive officer of the Company and no longer serves as an agent of the Company for purposes of voting proxies. Mr. Miller was appointed as interim chief executive officer of the Company as of October 4, 2015 and Mr. Willumstad replaced Mr. Baird as an agent of the Company for purposes of voting proxies.

Please vote using the yellow Proxy Card enclosed with this amendment even if you have already submitted the previously provided white proxy card. Please do not vote by submitting the white proxy card because you will not be voting on correct director nominees. If you only submit the white proxy card, you may be voting with respect to Messrs. Baird and Hageman, but Messrs. Baird and Hageman will not be on the ballot because the Company has withdrawn its nomination of each of them, and you would not be voting with respect to Mr. Miller as nominee for director.

If you have already submitted a proxy and would like to change or revoke your vote, you have the right to revoke a proxy at any time before it is exercised by voting again at a later date through any of the methods available to you, by giving written notice of revocation to our secretary, at Independence Bancshares, Inc., 500 East Washington Street, Greenville, South Carolina 29601, which must be filed with the secretary by 8:00 a.m., local time on November 4, 2015, or by attending the Annual Meeting and voting in person.

PROXY SOLICITED FOR THE ANNUAL MEETING OF SHAREHOLDERS
OF INDEPENDENCE BANCSHARES, INC.
TO BE HELD ON NOVEMBER 4, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby constitutes and appoints Robert B. Willumstad and H. Neel Hipp, Jr., and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and vote, as indicated below, all of the shares of common stock of Independence Bancshares, Inc. that the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at the office of our corporate counsel, Nelson Mullins Riley & Scarborough LLP, 104 South Main Street, Suite 900, Greenville, South Carolina 29601 at 8:30 a.m. local time, and at any postponement or adjournment, upon the matters described in the accompanying Amended Notice of Annual Meeting of Shareholders, receipt of which is acknowledged. These proxies are directed to vote on the matters described in the Amended Notice of Annual Meeting of Shareholders and Proxy Statement as follows:

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted “FOR” Proposals 1 and 2. This proxy also delegates discretionary authority to the proxies to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof. The undersigned also hereby ratifies all that the attorneys and proxies may do by virtue hereof and hereby confirms that this proxy shall be valid and may be vested whether or not the shareholder’s name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

1.	PROPOSAL ONE to elect six nominees to serve on our board of directors.
	Russell Echlov		Adam G. Hurwich	Keith Stock
	H. Neel Hipp, Jr.		Lawrence R. Miller	Robert B. Willumstad
	☐	FOR all nominees	☐	WITHHOLD AUTHORITY
		listed (except as marked to		to vote for all nominees
the contrary)
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee’s name(s) in the space provided below.)

2.	PROPOSAL TWO to ratify the appointment of Elliott Davis Decosimo, LLC as our independent registered public accounting firm for the year ended December 31, 2015.

	☐	FOR	☐ AGAINST ☐	ABSTAIN
3.	At their discretion upon such other matters as may properly come before the meeting.

Dated:	, 2015	Dated:	, 2015

Signature of Shareholder(s)		Signature of Shareholder(s)

Please print name clearly		Please print name clearly

Please sign exactly as name or names appear on your stock certificate. Where more than one owner is shown on your stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity shall give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY SOLICITED FOR THE ANNUAL MEETING OF SHAREHOLDERS
OF INDEPENDENCE BANCSHARES, INC.
TO BE HELD ON NOVEMBER 4, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby constitutes and appoints Robert B. Willumstad and H. Neel Hipp, Jr., and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and vote, as indicated below, all of the shares of convertible preferred stock, Series A of Independence Bancshares, Inc. that the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at the office of our corporate counsel, Nelson Mullins Riley & Scarborough LLP, 104 South Main Street, Suite 900, Greenville, South Carolina 29601 at 8:30 a.m. local time, and at any postponement or adjournment, upon the matters described in the accompanying Amended Notice of Annual Meeting of Shareholders, receipt of which is acknowledged. These proxies are directed to vote on the matters described in the Amended Notice of Annual Meeting of Shareholders and Proxy Statement as follows:

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted “FOR” Proposals 1 and 2. This proxy also delegates discretionary authority to the proxies to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof. The undersigned also hereby ratifies all that the attorneys and proxies may do by virtue hereof and hereby confirms that this proxy shall be valid and may be vested whether or not the shareholder’s name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

1.	PROPOSAL ONE to elect six nominees to serve on our board of directors.
	Russell Echlov		Adam G. Hurwich	Keith Stock
	H. Neel Hipp, Jr.		Lawrence R. Miller	Robert B. Willumstad
	☐	FOR all nominees	☐	WITHHOLD AUTHORITY
		listed (except as marked to		to vote for all nominees
the contrary)
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee’s name(s) in the space provided below.)

2.	PROPOSAL TWO to ratify the appointment of Elliott Davis Decosimo, LLC as our independent registered public accounting firm for the year ended December 31, 2015.

	☐	FOR	☐ AGAINST ☐	ABSTAIN
3.	At their discretion upon such other matters as may properly come before the meeting.

Dated:	, 2015	Dated:	, 2015

Signature of Shareholder(s)		Signature of Shareholder(s)

Please print name clearly		Please print name clearly

Please sign exactly as name or names appear on your stock certificate. Where more than one owner is shown on your stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity shall give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.